Portions of the exhibit marked by [***] have been redacted

EXHIBIT 10.28

ADDENDUM  TO

LICENSE AGREEMENT

BETWEEN

ADVANCED TISSUE SCIENCES, INC.

a Delaware corporation, as ATS

AND

INAMED CORPORATION,

a Delaware corporation, as IMDC

THIS ADDENDUM (the “Addendum”) is made and entered into as of September 14, 1999 (the “Effective Date”), by and between Advanced Tissue Sciences, Inc., a Delaware corporation (“ATS”), and INAMED Corporation, a Delaware corporation (“IMDC”).

RECITALS

A.            ATS and IMDC entered into a License Agreement dated May 10,1999 (the “License Agreement”).

B.            Capitalized terms not otherwise defined in this Addendum shall have the meaning set forth in the License Agreement.

C.            Section 1.2 of the License Agreement granted IMDC an option to acquire from ATS a license with respect to the Second Phase Product Categories upon (i) the acquisition by IMDC of at least [***] of CGEN by September 30, 1999; and (ii) the payment of [***] cash to ATS, as set forth in Section 2.1 of the License Agreement.

D.            IMDC has acquired at least [***] of CGEN, IMDC has made the [***] payments to ATS, and IMDC has exercised said option to obtain a license with respect to the Second Phase Product Categories.

E.             Section 1.2 of the License Agreement required ATS and IMDC to enter into an addendum to the License Agreement implementing the exercise of said option.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.1 is modified as of the Effective Date to read as follows:

“1.1         (a)           License to Use ATS Intellectual Property Rights for First Phase Product Categories and Second Phase Product Categories.  ATS hereby grants to IMDC a non-

transferable, exclusive, worldwide license under the ATS Intellectual Property Rights to make, use, sell and import the First Phase Subject Products and the Second Phase Subject Products, subject to the terms of this License Agreement.  IMDC’s right to manufacture First Phase Subject Products and Second Phase Subject Products is expressly subject to ATS’ (or ATS’ Affiliates’) first right to manufacture the First Phase Subject Products and Second Phase Subject Products as set forth in Section 4.2 (“ATS Right to Manufacture”) The license set forth in this Section 1.2 does not include any sublicense rights except with respect to the Urinary Incontinence Products, which sublicense rights are set forth in Section 1.1(b) hereof.

IN WITNESS WHEREOF, the parties have executed  this Addendum by their duly authorized representatives to be effective as of the date set forth above.

INMAED CORPORATION,		ADVANCED TISSUE SCIENCES, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ Ilan K. Reich	By:	/s/ [ILLEGIBLE]
Title:	President & Co. CEO	By:	/s/ [ILLEGIBLE]